Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FOURTH-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., January 29, 2025 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter ended December 31, 2024.
For the three months ended December 31, 2024, net income was $54 million, or $0.53 per share, on revenues of $1.382 billion. For the three months ended December 31, 2023, net income was $87 million, or $0.83 per share, on revenues of $1.473 billion.
For the year ended December 31, 2024, net income was $252 million, or $2.44 per share, on revenues of $5.796 billion. For the year ended December 31, 2023, net income was $411 million, or $3.88 per share, on revenues of $6.393 billion.
“Revenues and earnings for the fourth quarter were largely in line with our expectations, led by Protiviti, which reported year-on-year revenue growth for the second straight quarter. Contract revenues remained stable throughout the quarter, sustaining early third-quarter levels for 23 consecutive weeks prior to the holidays. As we move into the new year, we are very encouraged by the significant rise in U.S. business confidence that followed the recent elections,” said M. Keith Waddell, president and chief executive officer at Robert Half. “We are very well-positioned to capitalize on emerging opportunities and support our clients’ talent and consulting needs through the strength of our industry-leading brand, people, technology, and unique business model that includes both professional staffing and business consulting services.
“We’d like to extend our gratitude to our global workforce for making possible a number of new accolades. Just today, Robert Half was honored by Fortune® as one of the World’s Most Admired Companies for the 28th consecutive year. We are proud of our unique position as the only company in our industry to be awarded this distinction for nearly three decades. We were also recently named one of Fortune’s Best Workplaces for Parents and chosen by Newsweek as one of America’s Most Responsible Companies,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 2689591.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EST on January 29 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ42024. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the past 12 months, Robert Half, including Protiviti, has been named one of the Fortune® World’s Most Admired Companies™ and 100 Best Companies to Work For, and a Forbes Best Employer for Diversity.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current and forward-looking information about the Company’s environmental, social and governance and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing, on internal controls, diligence, or processes that are evolving, on representations reviewed or provided by third parties, and on assumptions that are subject to change in the future. Forward-looking statements are estimates only, based on management’s current expectations, currently available information and current strategy, plans, or forecasts, and involve certain known and unknown risks, uncertainties, and assumptions that are difficult to predict and often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results, outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, on the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients, the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad based consulting, regulatory compliance, technology services, public sector or other high demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company's other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)

Service revenues	$1,382,372	$1,472,892	$5,795,837	$6,392,517
Costs of services	846,274	888,728	3,548,607	3,817,513

Gross margin	536,098	584,164	2,247,230	2,575,004

Selling, general and administrative expenses	471,326	516,666	2,004,539	2,107,531
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(5,740)	(46,657)	(94,079)	(88,020)
Amortization of intangible assets	304	721	1,217	2,883
Interest income, net	(5,128)	(6,697)	(22,118)	(23,973)
Income before income taxes	75,336	120,131	357,671	576,583
Provision for income taxes	21,046	32,827	106,073	165,437

Net income	$54,290	$87,304	$251,598	$411,146

Diluted net income per share	$0.53	$0.83	$2.44	$3.88

Weighted average shares:
Basic	101,549	104,286	102,661	105,530
Diluted	102,008	104,960	103,028	106,074

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$574,898	$635,281	$2,454,119	$2,811,093
Administrative and customer support	172,783	189,471	741,468	816,409
Technology	158,009	163,724	634,062	710,156
Elimination of intersegment revenues (1)	(120,176)	(101,098)	(471,777)	(442,326)
Total contract talent solutions	785,514	887,378	3,357,872	3,895,332
Permanent placement talent solutions	108,099	121,564	487,204	567,486
Protiviti	488,759	463,950	1,950,761	1,929,699
Total service revenues	$1,382,372	$1,472,892	$5,795,837	$6,392,517
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	Three Months Ended December 31,				Year Ended December 31,
	2024		2023		2024		2023
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
	(Unaudited)				(Unaudited)
BUSINESS SEGMENT INCOME INFORMATION:
Contract talent solutions	$16,410	2.1%	$50,878	5.7%	$130,518	3.9%	$292,815	7.5%
Permanent placement talent solutions	$5,862	5.4%	$10,392	8.5%	$46,052	9.5%	$75,004	13.2%
Protiviti	$48,240	9.9%	$52,885	11.4%	$160,200	8.2%	$187,674	9.7%

	December 31,
	2024	2023
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$537,583	$731,740
Accounts receivable, net	$772,285	$860,872
Total assets	$2,854,405	$3,010,789
Total current liabilities	$1,285,739	$1,235,111
Total stockholders’ equity	$1,378,003	$1,588,351

	Year Ended December 31,
	2024	2023
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$52,053	$51,364
Capitalized cloud computing implementation costs	$29,210	$34,895
Capital expenditures	$56,318	$45,874
Open market repurchases of common stock (shares)	3,507	3,047

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin and adjusted selling, general and administrative expenses, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates performance.
As adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Gross Margin
Contract talent solutions	$306,758	$351,893	$306,758	$351,893	39.1%	39.7%	39.1%	39.7%	$1,316,524	$1,549,312	$1,316,524	$1,549,312	39.2%	39.8%	39.2%	39.8%
Permanent placement talent solutions	107,866	121,330	107,866	121,330	99.8%	99.8%	99.8%	99.8%	486,219	566,381	486,219	566,381	99.8%	99.8%	99.8%	99.8%
Total talent solutions	414,624	473,223	414,624	473,223	46.4%	46.9%	46.4%	46.9%	1,802,743	2,115,693	1,802,743	2,115,693	46.9%	47.4%	46.9%	47.4%
Protiviti	121,474	110,941	122,560	119,951	24.9%	23.9%	25.1%	25.9%	444,487	459,311	463,250	475,572	22.8%	23.8%	23.7%	24.6%
Total	$536,098	$584,164	$537,184	$593,174	38.8%	39.7%	38.9%	40.3%	$2,247,230	$2,575,004	$2,265,993	$2,591,265	38.8%	40.3%	39.1%	40.5%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended December 31, 2024 and 2023:

	Three Months Ended December 31, 2024										Three Months Ended December 31, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$306,758	39.1%	$107,866	99.8%	$414,624	46.4%	$121,474	24.9%	$536,098	38.8%	$351,893	39.7%	$121,330	99.8%	$473,223	46.9%	$110,941	23.9%	$584,164	39.7%
Adjustments (1)	—	—	—	—	—	—	1,086	0.2%	1,086	0.1%	—	—	—	—	—	—	9,010	2.0%	9,010	0.6%
As Adjusted	$306,758	39.1%	$107,866	99.8%	$414,624	46.4%	$122,560	25.1%	$537,184	38.9%	$351,893	39.7%	$121,330	99.8%	$473,223	46.9%	$119,951	25.9%	$593,174	40.3%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the years ended December 31, 2024 and 2023:

	Year Ended December 31, 2024										Year Ended December 31, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$1,316,524	39.2%	$486,219	99.8%	$1,802,743	46.9%	$444,487	22.8%	$2,247,230	38.8%	$1,549,312	39.8%	$566,381	99.8%	$2,115,693	47.4%	$459,311	23.8%	$2,575,004	40.3%
Adjustments (1)	—	—	—	—	—	—	18,763	0.9%	18,763	0.3%	—	—	—	—	—	—	16,261	0.8%	16,261	0.2%
As Adjusted	$1,316,524	39.2%	$486,219	99.8%	$1,802,743	46.9%	$463,250	23.7%	$2,265,993	39.1%	$1,549,312	39.8%	$566,381	99.8%	$2,115,693	47.4%	$475,572	24.6%	$2,591,265	40.5%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended December 31,				Relationships				Year Ended December 31,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023	2024	2023
Selling, General and Administrative Expenses
Contract talent solutions	$294,387	$334,785	$290,348	$301,015	37.5%	37.7%	37.0%	33.9%	$1,252,588	$1,320,752	$1,186,006	$1,256,497	37.3%	33.9%	35.3%	32.3%
Permanent placement talent solutions	102,619	114,815	102,004	110,938	94.9%	94.4%	94.4%	91.3%	448,901	498,881	440,167	491,377	92.1%	87.9%	90.3%	86.6%
Total talent solutions	397,006	449,600	392,352	411,953	44.4%	44.6%	43.9%	40.8%	1,701,489	1,819,633	1,626,173	1,747,874	44.3%	40.8%	42.3%	39.2%
Protiviti	74,320	67,066	74,320	67,066	15.2%	14.5%	15.2%	14.5%	303,050	287,898	303,050	287,898	15.5%	14.9%	15.5%	14.9%
Total	$471,326	$516,666	$466,672	$479,019	34.1%	35.1%	33.8%	32.5%	$2,004,539	$2,107,531	$1,929,223	$2,035,772	34.6%	33.0%	33.3%	31.8%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended December 31, 2024 and 2023:

	Three Months Ended December 31, 2024										Three Months Ended December 31, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$294,387	37.5%	$102,619	94.9%	$397,006	44.4%	$74,320	15.2%	$471,326	34.1%	$334,785	37.7%	$114,815	94.4%	$449,600	44.6%	$67,066	14.5%	$516,666	35.1%
Adjustments (1)	(4,039)	(0.5%)	(615)	(0.5%)	(4,654)	(0.5%)	—	—	(4,654)	(0.3%)	(33,770)	(3.8%)	(3,877)	(3.1%)	(37,647)	(3.8%)	—	—	(37,647)	(2.6%)
As Adjusted	$290,348	37.0%	$102,004	94.4%	$392,352	43.9%	$74,320	15.2%	$466,672	33.8%	$301,015	33.9%	$110,938	91.3%	$411,953	40.8%	$67,066	14.5%	$479,019	32.5%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the years ended December 31, 2024 and 2023:

	Year Ended December 31, 2024										Year Ended December 31, 2023
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$1,252,588	37.3%	$448,901	92.1%	$1,701,489	44.3%	$303,050	15.5%	$2,004,539	34.6%	$1,320,752	33.9%	$498,881	87.9%	$1,819,633	40.8%	$287,898	14.9%	$2,107,531	33.0%
Adjustments (1)	(66,582)	(2.0%)	(8,734)	(1.8%)	(75,316)	(2.0%)	—	—	(75,316)	(1.3%)	(64,255)	(1.6%)	(7,504)	(1.3%)	(71,759)	(1.6%)	—	—	(71,759)	(1.2%)
As Adjusted	$1,186,006	35.3%	$440,167	90.3%	$1,626,173	42.3%	$303,050	15.5%	$1,929,223	33.3%	$1,256,497	32.3%	$491,377	86.6%	$1,747,874	39.2%	$287,898	14.9%	$2,035,772	31.8%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME (UNAUDITED):
(in thousands)

The following tables provide reconciliations of the non-GAAP combined segment income to reported income before income taxes for the three months and years ended December 31, 2024 and 2023:

	Three Months Ended December 31,				Year Ended December 31,
	2024		2023		2024		2023
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Income before income taxes	$75,336	5.4%	$120,131	8.2%	$357,671	6.2%	$576,583	9.0%
Interest income, net	(5,128)	(0.3%)	(6,697)	(0.4%)	(22,118)	(0.4%)	(23,973)	(0.3%)
Amortization of intangible assets	304	0.0%	721	0.0%	1,217	0.0%	2,883	0.0%
Combined segment income	$70,512	5.1%	$114,155	7.8%	$336,770	5.8%	$555,493	8.7%

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2023		2024				2023		2024
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Finance and accounting	-16.0	-17.2	-17.5	-13.6	-9.2	-9.5	-15.2	-17.8	-17.0	-13.5	-10.5	-9.8
Administrative and customer support	-21.5	-18.7	-8.9	-9.8	-9.2	-8.8	-21.2	-19.4	-8.3	-9.8	-10.8	-9.4
Technology	-21.3	-21.7	-18.6	-13.1	-6.1	-3.5	-20.0	-21.8	-17.8	-13.1	-7.6	-4.1
Elimination of intersegment revenues (1)	-24.2	-26.6	-10.3	1.4	21.6	18.9	-23.8	-27.2	-9.9	1.3	19.4	17.8
Total contract talent solutions	-17.3	-17.2	-16.7	-14.5	-11.9	-11.5	-16.4	-17.7	-16.2	-14.4	-13.2	-11.8
Permanent placement talent solutions	-23.3	-22.0	-20.4	-12.2	-11.9	-11.1	-22.5	-22.6	-19.8	-12.0	-13.2	-11.4
Total talent solutions	-18.1	-17.8	-17.2	-14.2	-11.9	-11.4	-17.3	-18.3	-16.7	-14.0	-13.2	-11.7
Protiviti	-6.0	-7.1	-6.1	-0.9	6.4	5.3	-4.9	-7.5	-5.4	-0.9	4.5	4.5
Total	-14.7	-14.7	-14.0	-10.2	-6.3	-6.1	-13.8	-15.2	-13.4	-10.1	-7.7	-6.6

United States
Contract talent solutions	-20.7	-20.5	-19.1	-15.7	-12.4	-10.3	-19.2	-20.3	-18.6	-15.8	-13.7	-11.2
Permanent placement talent solutions	-26.9	-22.6	-19.3	-11.5	-9.0	-9.6	-25.5	-22.5	-18.7	-11.7	-10.4	-10.4
Total talent solutions	-21.5	-20.7	-19.1	-15.2	-12.0	-10.2	-20.0	-20.6	-18.6	-15.3	-13.3	-11.1
Protiviti	-7.4	-7.3	-4.8	3.3	9.3	6.6	-5.6	-7.2	-4.2	3.1	7.6	5.6
Total	-17.5	-16.8	-14.9	-9.6	-5.2	-4.7	-15.9	-16.7	-14.3	-9.7	-6.7	-5.7

International
Contract talent solutions	-3.1	-4.4	-8.4	-10.0	-10.6	-15.2	-4.9	-7.5	-7.5	-9.4	-11.7	-13.9
Permanent placement talent solutions	-13.0	-20.6	-23.2	-13.8	-18.6	-14.7	-14.2	-22.8	-22.1	-13.0	-19.8	-13.7
Total talent solutions	-4.8	-7.2	-10.8	-10.7	-11.9	-15.1	-6.6	-10.1	-9.9	-10.0	-13.0	-13.9
Protiviti	0.3	-6.1	-11.3	-16.2	-5.6	0.2	-1.5	-8.9	-10.1	-15.9	-8.1	-0.4
Total	-3.5	-6.9	-10.9	-12.2	-10.2	-10.9	-5.3	-9.8	-10.0	-11.6	-11.7	-10.2
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Finance and accounting
As Reported	-16.0	-17.2	-17.5	-13.6	-9.2	-9.5
Billing Days Impact	1.6	0.1	0.7	-0.3	-1.5	-0.8
Currency Impact	-0.8	-0.7	-0.2	0.4	0.2	0.5
As Adjusted	-15.2	-17.8	-17.0	-13.5	-10.5	-9.8

Administrative and customer support
As Reported	-21.5	-18.7	-8.9	-9.8	-9.2	-8.8
Billing Days Impact	1.4	0.2	0.8	-0.3	-1.5	-0.8
Currency Impact	-1.1	-0.9	-0.2	0.3	-0.1	0.2
As Adjusted	-21.2	-19.4	-8.3	-9.8	-10.8	-9.4

Technology
As Reported	-21.3	-21.7	-18.6	-13.1	-6.1	-3.5
Billing Days Impact	1.5	0.1	0.7	-0.3	-1.5	-0.7
Currency Impact	-0.2	-0.2	0.1	0.3	0.0	0.1
As Adjusted	-20.0	-21.8	-17.8	-13.1	-7.6	-4.1

Elimination of intersegment revenues
As Reported	-24.2	-26.6	-10.3	1.4	21.6	18.9
Billing Days Impact	1.4	0.1	0.7	-0.3	-1.9	-1.0
Currency Impact	-1.0	-0.7	-0.3	0.2	-0.3	-0.1
As Adjusted	-23.8	-27.2	-9.9	1.3	19.4	17.8

Total contract talent solutions
As Reported	-17.3	-17.2	-16.7	-14.5	-11.9	-11.5
Billing Days Impact	1.6	0.2	0.6	-0.3	-1.4	-0.7
Currency Impact	-0.7	-0.7	-0.1	0.4	0.1	0.4
As Adjusted	-16.4	-17.7	-16.2	-14.4	-13.2	-11.8

Permanent placement talent solutions
As Reported	-23.3	-22.0	-20.4	-12.2	-11.9	-11.1
Billing Days Impact	1.5	0.1	0.7	-0.3	-1.4	-0.7
Currency Impact	-0.7	-0.7	-0.1	0.5	0.1	0.4
As Adjusted	-22.5	-22.6	-19.8	-12.0	-13.2	-11.4

Total talent solutions
As Reported	-18.1	-17.8	-17.2	-14.2	-11.9	-11.4
Billing Days Impact	1.5	0.2	0.6	-0.2	-1.4	-0.7
Currency Impact	-0.7	-0.7	-0.1	0.4	0.1	0.4
As Adjusted	-17.3	-18.3	-16.7	-14.0	-13.2	-11.7

Protiviti
As Reported	-6.0	-7.1	-6.1	-0.9	6.4	5.3
Billing Days Impact	1.8	0.2	0.7	-0.3	-1.7	-0.8
Currency Impact	-0.7	-0.6	0.0	0.3	-0.2	0.0
As Adjusted	-4.9	-7.5	-5.4	-0.9	4.5	4.5

Total
As Reported	-14.7	-14.7	-14.0	-10.2	-6.3	-6.1
Billing Days Impact	1.6	0.1	0.7	-0.3	-1.4	-0.8
Currency Impact	-0.7	-0.6	-0.1	0.4	0.0	0.3
As Adjusted	-13.8	-15.2	-13.4	-10.1	-7.7	-6.6

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Contract talent solutions
As Reported	-20.7	-20.5	-19.1	-15.7	-12.4	-10.3
Billing Days Impact	1.5	0.2	0.5	-0.1	-1.3	-0.9
Currency Impact	―	―	―	―	―	―
As Adjusted	-19.2	-20.3	-18.6	-15.8	-13.7	-11.2

Permanent placement talent solutions
As Reported	-26.9	-22.6	-19.3	-11.5	-9.0	-9.6
Billing Days Impact	1.4	0.1	0.6	-0.2	-1.4	-0.8
Currency Impact	―	―	―	―	―	―
As Adjusted	-25.5	-22.5	-18.7	-11.7	-10.4	-10.4

Total talent solutions
As Reported	-21.5	-20.7	-19.1	-15.2	-12.0	-10.2
Billing Days Impact	1.5	0.1	0.5	-0.1	-1.3	-0.9
Currency Impact	―	―	―	―	―	―
As Adjusted	-20.0	-20.6	-18.6	-15.3	-13.3	-11.1

Protiviti
As Reported	-7.4	-7.3	-4.8	3.3	9.3	6.6
Billing Days Impact	1.8	0.1	0.6	-0.2	-1.7	-1.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-5.6	-7.2	-4.2	3.1	7.6	5.6

Total
As Reported	-17.5	-16.8	-14.9	-9.6	-5.2	-4.7
Billing Days Impact	1.6	0.1	0.6	-0.1	-1.5	-1.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-15.9	-16.7	-14.3	-9.7	-6.7	-5.7

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Contract talent solutions
As Reported	-3.1	-4.4	-8.4	-10.0	-10.6	-15.2
Billing Days Impact	1.8	0.1	1.5	-1.1	-1.6	-0.4
Currency Impact	-3.6	-3.2	-0.6	1.7	0.5	1.7
As Adjusted	-4.9	-7.5	-7.5	-9.4	-11.7	-13.9

Permanent placement talent solutions
As Reported	-13.0	-20.6	-23.2	-13.8	-18.6	-14.7
Billing Days Impact	1.6	0.1	1.3	-1.0	-1.6	-0.4
Currency Impact	-2.8	-2.3	-0.2	1.8	0.4	1.4
As Adjusted	-14.2	-22.8	-22.1	-13.0	-19.8	-13.7

Total talent solutions
As Reported	-4.8	-7.2	-10.8	-10.7	-11.9	-15.1
Billing Days Impact	1.7	0.2	1.4	-1.0	-1.6	-0.5
Currency Impact	-3.5	-3.1	-0.5	1.7	0.5	1.7
As Adjusted	-6.6	-10.1	-9.9	-10.0	-13.0	-13.9

Protiviti
As Reported	0.3	-6.1	-11.3	-16.2	-5.6	0.2
Billing Days Impact	1.8	0.2	1.4	-1.0	-1.7	-0.4
Currency Impact	-3.6	-3.0	-0.2	1.3	-0.8	-0.2
As Adjusted	-1.5	-8.9	-10.1	-15.9	-8.1	-0.4

Total
As Reported	-3.5	-6.9	-10.9	-12.2	-10.2	-10.9
Billing Days Impact	1.7	0.1	1.3	-1.0	-1.6	-0.5
Currency Impact	-3.5	-3.0	-0.4	1.6	0.1	1.2
As Adjusted	-5.3	-9.8	-10.0	-11.6	-11.7	-10.2